SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 29, 2005

TEJAS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.

     At the annual meeting of the stockholders of Tejas Incorporated (“Tejas”), held June 6, 2005, the stockholders, among other things, (i) approved an amendment to the Tejas Certificate of Incorporation to increase the total number of shares of common stock which Tejas has the authority to issue from 10,000,000 shares to 30,000,000 shares, and (ii) approved an amendment to the certificate of incorporation to authorize 100,000 shares of preferred stock upon terms to be established by Tejas’ board of directors. On June 29, 2005, Tejas filed a Certificate of Amendment to the Certificate of Incorporation to effect these measures. The Certificate of Amendment is filed herewith as Exhibit 99.1.

Item 9.01   Exhibits.

     (c)   Exhibits

Exhibit No.	Description of Exhibit

99.1*	Certificate of Amendment to Certificate of Incorporation

*	Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED (Registrant)
Dated: June 30, 2005	By:	/s/ Kurt J. Rechner
		Name:	Kurt J. Rechner
		Title:	President, Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Certificate of Amendment to Certificate of Incorporation

*	Filed herewith